SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

AMERITRADE HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies: Common Stock

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Filed by Ameritrade Holding Corporation Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Ameritrade Holding Corporation Commission File No.: 000-49992

This filing consists of communications sent by TD Waterhouse Group, Inc. to its customers on October 13, 2005.

Soon there will be a new force
in the financial markets: You.
A special update and invitation for you...
Dear Valued Customer:
The proposed combination of the U.S. brokerage business of TD Waterhouse and Ameritrade is proceeding on track. Soon, as a TD Ameritrade client, you’ll have even more of the tools, choices, and resources you need to make informed investing decisions.
Here’s the latest news.
The preliminary proxy statement was filed with the SEC on September 12, 2005, and we are in the process of satisfying all other necessary regulatory filings and legal requirements. With everything progressing as planned, we expect the transaction to close by early 2006. At that time, we will provide you with updated information about the new TD Ameritrade.
Your input would be much appreciated.
As a valued client, you are invited to become a member of our Client Insight Group. This group is being formed to support our proposed evolution to TD Ameritrade. Through a series of three to four 15-minute surveys, conducted online or by phone, you’ll have an opportunity to provide your feedback about the tools and services you believe can be most valuable to traders and investors like you.
If you’d like to be part of our Client Insight Group,
click here to accept this invitation.
The best of both worlds is coming your way.
Our goal is to make the new TD Ameritrade the company you can depend on for all of your investing needs. Now, and after the closing, you will continue to have all the features and benefits you currently enjoy at TD Waterhouse. In fact, we are pleased to let you know that
TD Waterhouse was just awarded the 2005 Brandweek Customer Loyalty Award — based on the firm’s number-one ranking when compared to the “ideal online brokerage firm.”*

Once the closing has occurred, you’ll also be able to benefit from Ameritrade’s commitment to seek quality executions and speed, plus a wide range of new features like trailing stops and trade triggers — which allow you to set orders that “trigger” based on predetermined market conditions.
We know you may have additional questions, so we have posted the most common questions and answers online at tdwaterhouse.com/answers.asp. If you have further questions or comments, we definitely want to hear them. Just e-mail me directly at carmstrong@tdwaterhouse.com, and we will answer the most frequently asked questions in our next update.
Thank you for your business. We value your loyalty, and it is our privilege to serve you. We look forward to welcoming you to the future of trading and investing.
Sincerely,

T. Christian Armstrong	Joe Moglia
President and Chief Executive Officer	Chief Executive Officer
TD Waterhouse Investor Services, Inc.	Ameritrade Holding Corporation
Execution price, speed, and liquidity are affected by many factors, including market volatility, size and type of order, and available market centers.
* Based on interviews with 1200 U.S. adults in the discount brokerage category conducted by BrandKeys, a research firm specializing in brand loyalty.
Key Drivers of Loyalty surveyed:
1.	Having a full line of products and services: the offering, breadth of services, and all in one place;
2.	Ease of Web site operations;
3.	Depth and usefulness of data;
4.	Editorial content: tools, customer service, stories, etc.
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by phone: 1-800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov.
Access to real-time market data is conditioned on acceptance of the exchange agreements. Professional access differs. Ameritrade is not responsible for third-party information or services, including market information from the exchanges.
Ameritrade, Inc., a subsidiary of Ameritrade Holding Corporation, is a member of NASD/SIPC.
TD Waterhouse Investor Services, Inc., is a member of NYSE/SIPC.
Ameritrade, Ameritrade Streamer, Trade Triggers, and the Ameritrade logo are a registered trademark and trademarks of Ameritrade IP Company, Inc. Used with permission. © 2005 Ameritrade IP Company. All rights reserved.
TDW# 4642 10/05

The future of trading and
investing is near.
A special update and invitation for you...
Dear Valued Customer:
The proposed combination of the U.S. brokerage business of TD Waterhouse and Ameritrade is proceeding on track. Soon, as a TD Ameritrade client, you’ll have even more of the tools, choices, and resources you need to make informed investing decisions.
Here’s the latest news.
The preliminary proxy statement was filed with the SEC on September 12, 2005, and we are in the process of satisfying all other necessary regulatory filings and legal requirements. With everything progressing as planned, we expect the transaction to close by early 2006. At that time, we will provide you with updated information about the new TD Ameritrade.
Your input would be much appreciated.
As a valued client, you are invited to become a member of our Client Insight Group. This group is being formed to support our proposed evolution to TD Ameritrade. Through a series of three to four 15-minute surveys, conducted online or by phone, you’ll have an opportunity to provide your feedback about the tools and services you believe can be most valuable to investors like you.
If you’d like to be part of our Client Insight Group,
click here to accept this invitation.
The best of both worlds is coming your way.
Our goal is to make the new TD Ameritrade the company you can depend on for all of your investing needs. Now, and after the closing, you will continue to have all the features and benefits you currently enjoy at TD Waterhouse. In fact, we are pleased to let you know that
TD Waterhouse was just awarded the 2005 Brandweek Customer Loyalty Award — based on the firm’s number-one ranking when compared to the “ideal online brokerage firm.”*

Once the closing has occurred, you’ll also be able to benefit from Ameritrade’s commitment to seek quality executions and speed, plus a wide range of new features like trailing stops and trade triggers — which allow you to set orders that “trigger” based on predetermined market conditions.
We know you may have additional questions, so we have posted the most common questions and answers online at tdwaterhouse.com/answers.asp. If you have further questions or comments, we definitely want to hear them. Just e-mail me directly at carmstrong@tdwaterhouse.com, and we will answer the most frequently asked questions in our next update.
Thank you for your business. We value your loyalty, and it is our privilege to serve you. We look forward to welcoming you to the future of trading and investing.
Sincerely,

T. Christian Armstrong President and Chief Executive Officer TD Waterhouse Investor Services, Inc.	Joe Moglia Chief Executive Officer Ameritrade Holding Corporation
Execution price, speed, and liquidity are affected by many factors, including market volatility, size and type of order, and available market centers.
*Based on interviews with 1200 U.S. adults in the discount brokerage category conducted by BrandKeys, a research firm specializing in brand loyalty.
Key Drivers of Loyalty surveyed:
1.	Having a full line of products and services: the offering, breadth of services, and all in one place;

2.	Ease of Web site operations;

3.	Depth and usefulness of data;

4.	Editorial content: tools, customer service, stories, etc.
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by phone: 1-800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov.
Access to real-time market data is conditioned on acceptance of the exchange agreements. Professional access differs. Ameritrade is not responsible for third-party information or services, including market information from the exchanges.
Ameritrade, Inc., a subsidiary of Ameritrade Holding Corporation, is a member of NASD/SIPC.
TD Waterhouse Investor Services, Inc., is a member of NYSE/SIPC.
Ameritrade, Ameritrade Streamer, Trade Triggers, and the Ameritrade logo are a registered trademark and trademarks of Ameritrade IP Company, Inc. Used with permission. © 2005 Ameritrade IP Company. All rights reserved.
TDW#4643 10/05

The future of trading and
investing is near.
An update for you...
Dear Valued Customer:
The proposed combination of the U.S. brokerage business of TD Waterhouse and Ameritrade is proceeding on track. Soon, as a TD Ameritrade client, you’ll have even more of the tools, choices, and resources you need to make informed investing decisions.
Here’s the latest news.
The preliminary proxy statement was filed with the SEC on September 12, 2005, and we are in the process of satisfying all other necessary regulatory filings and legal requirements. With everything progressing as planned, we expect the transaction to close by early 2006. At that time, we will provide you with updated information about the new TD Ameritrade.
The best of both worlds is coming your way.
Our goal is to make the new TD Ameritrade the company you can depend on for all of your investing needs. Now, and after the closing, you will continue to have all the features and benefits you currently enjoy at TD Waterhouse. In fact, we are pleased to let you know that
TD Waterhouse was just awarded the 2005 Brandweek Customer Loyalty Award — based on the firm’s number-one ranking when compared to the “ideal online brokerage firm.”*
Once the closing has occurred, you’ll also be able to benefit from Ameritrade’s commitment to seek quality executions and speed, plus a wide range of new features like trailing stops and trade triggers — which allow you to set orders that “trigger” based on predetermined market conditions.
We know you may have additional questions, so we have posted the most common questions and answers online at tdwaterhouse.com/answers.asp. If you have further questions or comments, we definitely want to hear them. Just e-mail me directly at carmstrong@tdwaterhouse.com, and we will answer the most frequently asked questions in our next update.

Thank you for your business. We value your loyalty, and it is our privilege to serve you. We look forward to welcoming you to the future of trading and investing.
Sincerely,

T. Christian Armstrong President and Chief Executive Officer TD Waterhouse Investor Services, Inc.	Joe Moglia Chief Executive Officer Ameritrade Holding Corporation
Execution price, speed, and liquidity are affected by many factors, including market volatility, size and type of order, and available market centers.
*Based on interviews with 1200 U.S. adults in the discount brokerage category conducted by BrandKeys, a research firm specializing in brand loyalty.
Key Drivers of Loyalty surveyed:
1.	Having a full line of products and services: the offering, breadth of services, and all in one place;

2.	Ease of Web site operations;

3.	Depth and usefulness of data;

4.	Editorial content: tools, customer service, stories, etc.
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by phone: 1-800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov.
Access to real-time market data is conditioned on acceptance of the exchange agreements. Professional access differs. Ameritrade is not responsible for third-party information or services, including market information from the exchanges.
Ameritrade, Inc., a subsidiary of Ameritrade Holding Corporation, is a member of NASD/SIPC.
TD Waterhouse Investor Services, Inc., is a member of NYSE/SIPC.
Ameritrade, Ameritrade Streamer, Trade Triggers, and the Ameritrade logo are a registered trademark and trademarks of Ameritrade IP Company, Inc. Used with permission. © 2005 Ameritrade IP Company. All rights reserved.
TDW#4658 10/05